EXHIBIT 10.24

                      MEDIA & ENTERTAINMENT HOLDINGS, INC.

                             STOCK OPTION AGREEMENT



      AGREEMENT (this "Agreement") dated as of the 25th day of April, 2006 (the "Date of Grant"), by and between MEDIA & ENTERTAINMENT HOLDINGS, INC., a Delaware corporation having offices at 4429 Edmondson Avenue, Dallas, Texas 75205 (the "Company"), and WILLIAM A. ROSKIN (the "Optionee");

                              W I T N E S S E T H:

      WHEREAS, simultaneous with the execution and delivery of this Agreement, the Optionee has agreed to serve on the Board of Directors of the Company as an "independent" director; and

      WHEREAS, in order to incentivize the Optionee by providing him the opportunity to participate in any future growth of the Company, the Company has determined to grant to the Optionee an option to purchase shares of common stock of the Company, par value $.0001 per share ("Common Stock"), subject to and in accordance with the terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

      1.    GRANT OF STOCK OPTION.

            Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee the right and option (the "Option") to purchase up to one hundred thousand (100,000) shares of Common Stock (the "Option Shares") at a price of $8.00 per share (the "Exercise Price").

      2.    VESTING OF OPTION.

            (a) The Option may not be exercised unless it has vested in accordance with the provisions of this Section 2.

            (b) The Option shall vest (i) as to the first one-third of the Option Shares, upon consummation of the Company's initial business combination, provided and on condition that the Optionee has remained as a director of the Company throughout the period from April 2006 through and including the date of the Company's initial business combination, (ii) as to an additional one-third of the Option Shares, on the first anniversary of

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the Company's initial business combination, provided and on condition that the
Optionee has remained as a director of the Company throughout the period from April 2006 through and including the first anniversary of the Company's initial business combination, and (iii) as to the final one-third of the Option Shares, on the second anniversary of the Company's initial business combination, provided and on condition that the Optionee has remained as a director of the Company throughout the period beginning on April 2006 and ending on the second anniversary of the Company's initial business combination.

      3.    DURATION OF OPTION.

            The Option shall expire and all rights to purchase shares pursuant hereto (to the extent not previously exercised) shall cease and terminate on that date which is the day before the fifth (5th) anniversary of the Date of Grant set forth above (the "Expiration Date").

      4.    EXERCISE OF OPTION.

            A person entitled to exercise the Option may exercise the Option (if and to the extent then vested in accordance with Section 2 above) in whole at any time, or in part from time to time, by delivering to the Company at its office first set forth above (or any other office hereafter designated by the Company for the purpose), directed to the attention of the Chief Financial Officer of the Company (or any other officer hereafter designated by the Company for the purpose), written notice specifying the number of shares of Common Stock with respect to which the Option (if and to the extent then vested in accordance with Section 2 above) is being exercised, together with payment in full of the Exercise Price for such shares. Such payment shall be made in cash or by certified check or bank draft to the order of the Company; PROVIDED, HOWEVER, that the Company may, in its sole discretion, authorize and permit such payment, in whole or in part, in any other form, including payment by personal check or by the exchange of shares of Common Stock of the Company then owned of record by the person entitled to exercise the Option and having a fair market value on the date of exercise equal to the price for which the shares of Common Stock may be purchased pursuant to the Option.

      5.    ADJUSTMENTS.

            (a) The number of shares of Common Stock covered by the Option, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued and/or outstanding shares of Common Stock resulting from a stock split, combination of shares, recapitalization or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend in respect of the Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
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            (b)   From time to time as and when any adjustments may be required pursuant to this Section 5, the Company shall endeavor to give written notice to the Optionee of the event requiring such adjustment, which notice shall further set forth the Company's calculation of the required adjustment to the number of shares of Common Stock covered by the Option, and the Exercise Price therefor.

      6.    MERGER, CONSOLIDATION, ETC.

            In the event that the Company shall, pursuant to action by its Board of Directors, at any time propose to merge into, consolidate with, or sell or otherwise transfer all of its assets to, another corporation and provision is not made pursuant to the terms of such transaction for (a) the assumption by the surviving, resulting or acquiring corporation of the Option, (b) the substitution of a new option therefor, or (c) the payment of cash or other consideration in respect thereof, then the Company shall give written notice of the proposed transaction to the Optionee not less than thirty (30) days prior to the anticipated effective date of the proposed transaction. On a date which the Company shall specify in such notice, which date shall not be less than ten (10) days prior to the anticipated effective date of the proposed transaction, the Option shall (to the extent then in effect) become fully (100%) vested and the Optionee shall have the right to exercise the Option to purchase any or all shares then subject to the Option; and if the proposed transaction is consummated, the Option, to the extent not previously exercised prior to the effective date of the transaction, shall terminate on such effective date. If the proposed transaction is abandoned or otherwise not consummated, then to the extent that the portion of the Option not exercised prior to such abandonment shall have vested solely by operation of this Section 6, such vesting shall be annulled and be of no further force or effect and the vesting periods set forth in Section 2 above shall be reinstituted as of the date of such abandonment; provided, however, that nothing herein contained shall be deemed to retroactively affect or impair any exercise of any such vested Option prior to the date of such abandonment.

      7.    NON-TRANSFERABILITY.

            (a) The Option shall not be transferable other than (i) to any transferee who is a member of the immediate family (i.e., spouse, child, natural parent, brother or sister) of the original Optionee hereunder, or (ii) by will or the laws of descent and distribution.

            (b) In no event and under no circumstances shall the Optionee or any other person entitled to exercise the Option pledge, hypothecate, or grant a lien upon or security interest in any interest in this Agreement or the Option.

      8.    NO RIGHTS AS STOCKHOLDER.

            The Optionee shall not have any rights as a stockholder of the Company with respect to any shares covered by the Option prior to the date of issuance to the Optionee of the certificate or certificates for such shares.
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      9.    ISSUANCE OF SHARES; RESTRICTIONS.

            (a) Subject to the conditions, restrictions and other qualifications provided in this Section 9, the Company shall, within thirty (30) business days after the Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, registered in the name of such person, for the number of shares of Common Stock with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Section 9, including but not limited to a "stop transfer" legend pursuant to Section 9(b) below.

            (b) Unless the shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "Act") (and, if the person exercising the Option may be deemed an "affiliate" of the Company as such term is defined in Rule 405 under the Act, such shares have been registered under the Act for resale by such person), or the Company has determined that an exemption from registration under the Act is available, (i) any exercise of the Option shall be deemed a confirmation by the person effecting such exercise that he or she is acquiring the subject Option Shares for his or her own account for investment, and not with a view to the resale or distribution of all or any part thereof, and (ii) the Company may require, prior to and as a condition of the issuance of any shares of Common Stock pursuant to such exercise, that the person exercising the Option furnish the Company with a further written representation in a form prescribed by the Company to the effect that (A) such person is acquiring such shares solely with a view to investment for such person's own account and not with a view to the resale or distribution of all or any part thereof, and (B) such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the sale or distribution of such shares is registered under the Act or the Company is satisfied that an exemption from such registration is available.

            (c) Anything herein contained to the contrary notwithstanding, the Company shall not be obliged to sell or issue any shares of Common Stock pursuant to the exercise of the Option unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Act and all other laws and/or regulations by which the Company is bound or to which the Company or such shares are subject; and the Company reserves the right to delay the delivery of Option Shares for such period of time as may be required in order to effect compliance with the applicable provisions of the Act and all other applicable laws and/or regulations as aforesaid.

      10.   RESERVATION OF COMMON STOCK.

            The Company shall at all times reserve and keep available for issuance upon the exercise of the Option such number of shares of Common Stock (whether unissued or treasury or both) as shall be sufficient to permit the full exercise of the Option.

      11.   EXPENSES.

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            The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock certificates, that may be incurred in respect of the issuance or delivery of Option Shares upon any exercise of the Option.

      12.   MISCELLANEOUS.

            (a) No provision hereof, in the absence of affirmative action by the Optionee (or other person entitled to exercise the Option at such time) to effect any exercise hereunder, shall give rise to any liability of the Optionee (or any such other person) for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

            (b) Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the Optionee.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            (d) The captions and Section headings used in this Agreement are for convenience of reference only, and shall not affect or be referred to in connection with any interpretation or construction hereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant first set forth above.

                                            MEDIA & ENTERTAINMENT HOLDINGS, INC.
                                                     By: /s/ Harvey M. Seslowsky
                                                        ------------------------
                                                             Harvey M. Seslowsky
                                                         Chief Operating Officer

                                                           /s/ William A. Roskin
                                                           ---------------------
                                                               WILLIAM A. ROSKIN

                                                   Optionee Social Security No.:

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